SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                June 20, 2006
               ------------------------------------------------
               Date of Report (date of earliest event reported)


                          DELTA PETROLEUM CORPORATION
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             Exact name of Registrant as Specified in its Charter


         Delaware                   0-16203                 84-1060803
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


                                  Suite 4300
                                370 17th Street
                             Denver, Colorado, 80202
         ----------------------------------------------------------
         Address of Principal Executive Offices, Including Zip Code


                                (303) 293-9133
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             Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On June 20, 2006, the Board of Directors of Delta Petroleum Corporation ("Delta," "we" or "us") adopted the Delta Petroleum Corporation 2006 New-Hire Equity Incentive Plan (the "2006 New Hire Plan"). The New Hire Plan has not been approved by Delta's stockholders as the 2006 New Hire Plan permits stock incentive awards that do not require stockholder approval under the Nasdaq Marketplace Rules.

     Delta has reserved 150,000 shares of common stock for issuance under the 2006 New Hire Plan. The terms of the 2006 New Hire Plan are identical to Delta's 2005 New Hire Plan adopted in June 2005. The description of the 2006 New Hire Plan contained in this Item 1.01 is qualified in its entirety by reference to the full text of the 2006 New Hire Plan, a copy of which is attached hereto as Exhibit 10.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibit is deemed to be filed under the Securities Exchange Act of 1934, as amended.

     (c) EXHIBITS.

     Exhibit 10.1   Delta Petroleum Corporation 2006 New-Hire Equity
                    Incentive Plan

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DELTA PETROLEUM CORPORATION
                                      (Registrant)


Date:  June 26, 2006                By: /s/ Stanley F. Freedman
                                        Stanley F. Freedman, Executive
                                        Vice President and Secretary